UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                        SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
           Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [XX]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]	Preliminary Proxy Statement
[  ]    Confidential, for use of the Commission Only
[  ]    Definitive Proxy Statement
[XX]	Definitive Additional Materials
[  ]    Soliciting Material Pursuant to 240.14a-11(c) or
        240.14a-12

Commission File No. 0-2670

			60 East 42nd St. Associates
		(Name of Registrant as Specified In Its Charter)

		(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[XX] No fee required

[  ]	Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

        1) Title of each class of securities to which transaction applies:

        2) Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and determined):

        4)   Proposed maximum aggregate value of transaction:

	5)   Total fee paid:

[  ]    Fee paid previously with preliminary materials.

[  ]	Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:
        2) Form, Schedule or Registration Statement No.:
        3) Filing Party:
        4) Date Filed:
                              -2-
                         [AGENT]
                    60 East 42nd Street
                  New York, New York 10165
                  Telephone (212) 687-8700
                  Telecopier (212) 986-7679

                                        September 30, 1999

REGISTERED MAIL
_________________________
_________________________
_________________________
_________________________

		Re:  60 East 42nd St. Associates

Dear ______________:

	The time for the receipt of your consent to the improvement, financing and lease modification program of 60 East 42nd St. Associates has expired. Therefore, in accordance with the June 30, 1999 letter of Peter L. Malkin and the accompanying Statement by the Agents in the Solicitation of Participant Consents, and pursuant to the provisions of paragraph 4 of the Participating Agreement dated as of December 1, 1954, under which I act as Agent for the joint venture created thereby, I am purchasing your interest in the joint venture as agent for the benefit of the consenting Participants for the sum of one hundred dollars.

	Accordingly, I deliver herewith the following:

1. Certified check dated September 22, 1999 to your order in the sum of $100; and

2. Duplicate original of the assignment of your interest to the undersigned, dated September 30, 1999.

                                        Very truly yours,




                                        [Agent], as agent for the
                                        benefit of the consenting
                                        Participants in the aforesaid
                                        joint venture
                                -3-
                         ASSIGNMENT


	IN CONSIDERATION of the sum of ONE HUNDRED AND 00/000 ($100.00) DOLLARS, paid to _________________________, Assignor, with an address at ___________________________________________,
___________, ____________________, by [Agent], Assignee, having an office at 60 East 42nd Street, New York, New York 10165, Assignor hereby assigns, transfers, grants and releases unto Assignee, pursuant to the terms of a certain joint venture agreement, dated as of December 1, 1954, among [Agent] (formerly _________________), as Agent and others as Participants, all right, title and interest of Assignor as a Participant under said Agreement in and to the joint venture created thereby, in the interest of the joint venture in and to the premises located at 60 East 42nd Street, New York, New York, and in the interest of the joint venture in 60 EAST 42ND ST. ASSOCIATES, a co-partnership, having its office at 60 East 42nd Street, New York, New York.

	Assignee hereby accepts this assignment and transfer as agent for the benefit of the consenting Participants in the aforesaid joint venture.

Dated:  September 30, 1999

Witness for Assignor:			__________________________,
                                         Assignor


___________________                     By: ______________________
                                            [Agent],
                                            Attorney-in-fact
Witness for Assignee:

___________________                     By: ______________________
                                            [Agent], as agent for the
                                            benefit of the consenting
                                            Participants in the
                                            aforesaid joint venture,
                                            Assignee

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